UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21652
Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices)(Zip code)
Kevin M. Robinson 2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 - February 29, 2012

Item 1. Schedule of Investments.

Attached hereto.

FMO Fiduciary/Claymore MLP Opportunity Fund
Portfolio of Investments
February 29, 2012 (unaudited)

Principal
Amount	Description	Value
	Long-Term Investments - 162.2%
	Term Loans - 0.0%*
$708,500	Clearwater Subordinated Note NR(a) (d) (e) (f)	$233,805
	(Cost $708,500)

Number
of Shares	Description	Value
	Master Limited Partnerships - 162.2%
	Coal - 4.1%
100,000	Alliance Holdings GP, LP	$5,031,000
131,800	Alliance Resource Partners, LP	9,459,286
217,270	Natural Resource Partners, LP	5,303,561
365,000	Oxford Resource Partners, LP(c)	3,332,450
		23,126,297

	Diversified Gas Infrastructures - 83.5%
205,100	American Midstream Partners, LP	4,491,690
716,587	Copano Energy, LLC(c)	26,642,705
280,000	Crestwood Midstream Partners, LP	8,075,200
741,668	Crestwood Midstream Partners, LP, Class C(a)(b)(d)(e)	20,501,938
868,195	DCP Midstream Partners, LP(c)	42,281,097
563,529	El Paso Pipeline Partners, LP(c)	20,664,608
1,816,700	Energy Transfer Equity, LP(c)	79,008,283
329,237	Energy Transfer Partners, LP(c)	15,605,834
1,217,925	Enterprise Products Partners, LP(c)	63,185,949
351,735	Exterran Partners, LP(c)	8,318,533
381,225	MarkWest Energy Partners, LP(c)	22,801,067
308,425	ONEOK Partners, LP(c)	17,950,335
1,251,233	Regency Energy Partners, LP(c)	33,157,674
508,415	Targa Resources Partners, LP(c)	21,633,058
599,625	TC PipeLines, LP(c)	27,846,585
490,300	Western Gas Partners, LP(c)	22,450,837
519,000	Williams Partners, LP(c)	32,286,990
		466,902,383

	Marine Transportation - 4.8%
907,909	Teekay Offshore Partners, LP (Marshall Islands)(c)	26,683,446

	Midstream Oil Infrastructure - 55.6%
568,141	Buckeye Partners, LP, Class B(a) (b) (d) (e)	31,364,451
238,095	Enbridge Energy Management, LLC(a) (b)	8,040,468
1,211,954	Enbridge Energy Partners, LP(c)	39,449,103
923,305	Genesis Energy, LP(c)	28,539,357
169,725	Holly Energy Partners, LP(c)	10,392,262
693,790	Inergy Midstream, LP	14,701,410
754,396	Kinder Morgan Management, LLC(a) (b) (c)	60,479,927
498,776	Magellan Midstream Partners, LP(c)	36,495,440
250,000	NuStar GP Holdings, LLC(c)	8,697,500
789,026	Plains All American Pipeline, LP(c)	65,252,450
219,675	TransMontaigne Partners, LP	7,629,313
		311,041,681

	Oil and Gas Production - 6.5%
323,462	EV Energy Partners, LP(c)	23,011,087
100,160	LRR Energy, LP	2,022,230
412,346	Pioneer Southwest Energy Partners, LP(c)	11,224,058
		36,257,375

	Propane - 7.7%
1,547,361	Inergy, LP(c)	27,016,923
174,050	NGL Energy Partners, LP	3,717,708
280,300	Suburban Propane Partners, LP(c)	12,375,245
		43,109,876

	Total Master Limited Partnerships - 162.2%
	(Cost $478,390,362)	907,121,058

	Total Long-Term Investments - 162.2%
	(Cost $479,098,862)	907,354,863

	Short-Term Investments - 3.0%
Number
of Shares	Description	Value
	Money Market - 3.0%
16,651,831	Dreyfus Treasury & Agency Cash Management - Investor Shares	16,651,831
	(Cost $16,651,831)

	Total Investments - 165.2%
	(Cost $495,750,693)	924,006,694
	Liabilities in excess of Other Assets - (31.2%)	(174,845,012)
	Borrowings - (34.0% of Net Assets or 20.6% of Total Investments)	(190,000,000)
	Net Assets - 100.0%	$559,161,682

LLC - Limited Liability Company

LP - Limited Partnership

*	Represents less than 0.1% of net assets.
(a)	Non-income producing security.
(b)	While non-income producing, security makes regular in-kind distributions.
(c)	All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. As of February 29, 2012, the total amount segregated was $554,952,477.
(d)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, restricted securities aggregate market value amounted to $52,100,194 or 9.3% of net assets.
(e)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $52,100,194 which represents 9.3% of net assets.

(f)	Company has filed for protection in federal bankruptcy court.

See previously submitted notes to financial statements for the period ended November 30, 2011.

% of Long-Term
Sector	Investments
Diversified Gas Infrastructures	51.5%
Midstream Oil Infrastructure	34.3%
Propane	4.7%
Oil and Gas Production	4.0%
Marine Transportation	2.9%
Coal	2.6%

At February 29, 2012, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$469,405,360	$467,542,796	$(12,941,462)	$454,601,334

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability.  There are three different categories for  valuations.  Level 1 valuations are those based upon quoted prices in active markets.  Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices).  Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets.  The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees.  The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and  interest rate fluctuations.

The fair value estimate for the Level 3 security is determined in good faith by the Pricing Committee pursuant to the Valuation Procedures established in good faith by management and approved by the Board of Trustees.  There were various factors considered in reaching fair value determination including, but not limited to, the following: type of security, analysis of the company's performance, and the present value of the the potential future earnings of the investment.

The following table represents the Fund's investments carried  by caption and by level within the fair value hierarchy as of February 29, 2012.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Master Limited Partnerships:
Coal	23,126	-	-	23,126
Diversified Gas Infrastructures	446,400	20,502	-	466,902
Marine Transportation	26,684	-	-	26,684
Midstream Oil Infrastructure	279,678	31,364	-	311,042
Oil and Gas production	36,257	-	-	36,257
Propane	43,110	-	-	43,110
Term Loans	-	-	234	234
Money Market Fund	16,652	-	-	16,652
Total	$871,907	$51,866	$234	$924,007

Liabilities:
Derivatives	$-	1,778	$-	$1,778
Total	$-	$1,778	$-	$1,778

The transfers in and out of the valuation levels for the Fund as of February 29, 2012 when compared to the valuation levels at the end of previous fiscal year are detailed below.

$(000s)

Transfer from Level 2 to Level 1	$10,555

The transfer from Level 2 to Level 1 was the result of the security becoming registered and therefore trading on an exchange.

The following table presents the activity of the Fund's investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended February 29, 2012.

Level 3 Holdings
Beginning Balance at 11/30/11
Term Loans	$234
Total Realized Gain/Loss
Term Loans	-
Change in Unrealized Gain/Loss
Term Loans	-
Net Purchases	-
Sales
Term Loans	-
Transfers In	-
Transfers Out	-
Ending Balance 2/29/12
Term Loans	234
Total Level 3 holdings	$234

Interest Rate Swap Agreements

		Notional			Unrealized
	Termination	Amount	Fixed	Floating	Appreciation/
Counterparty	Date	($000)	Rate	Rate	(Depreciation)
Merrill Lynch	1/30/2013	$30,000	3.49%	1 - Month LIBOR	(883,285)
Morgan Stanley	3/19/2013	$30,000	3.13%	1 - Month LIBOR	(895,026)
					$(1,778,311)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

Restricted Securities

					Price at
				Fair	Acquisition
	Date of	Shares/	Current	Market	Date	2/29/2012
Security	Acquisition	Par	Cost	Value	(unrestricted)*	Price

Buckeye Partners, L.P., Class B	1/18/2011	480,389	$25,000,243	$26,520,071	$ 68.35	$55.2054
Buckeye Partners, L.P., Class B	6/10/2011	87,752	$ 4,566,755	$ 4,844,380	$ 62.28	$55.2054
Clearwater Subordinate Note	9/29/2008	$654,983	$ 654,983	$ 216,144	$100.00	$ 33.00
Clearwater Subordinate Note	1/9/2009	$ 53,517	$ 53,517	$ 17,661	$100.00	$ 33.00
Crestwood Midstream Partners, LP	4/1/2011	741,668	$17,004,790	$20,501,938	$ 30.56	$27.6430
Total			$47,280,288	$52,100,194

*Valuation of unrestricted security on the acquisition date of the restricted shares.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3. Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:         /s/ Kevin M. Robinson

Name: Kevin M. Robinson

Title:   Chief Executive Officer and Chief Legal Officer

Date:  April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Kevin M. Robinson

Name: Kevin M. Robinson

Title:   Chief Executive Officer and Chief Legal Officer

Date:       April 25, 2012

By:_____________________________________________________________________

By:         /s/ John Sullivan

Name: John Sullivan

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      April 25, 2012